EXHIBIT 10




         STOCK DISPOSITION AGREEMENT, dated as of October 21, 1997, between Lexmark International Group, Inc., a Delaware corporation (the "Company"), on the one hand, and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership ("C&D Fund IV"), on the other hand.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, C&D Fund IV owns 15,993,993 shares (the "C&D Fund IV Shares") of Class A Common Stock, par value $.01 per share, of the Company ("Lexmark Common Stock");

         WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission, on October 10, 1997, relating to a secondary underwritten public offering (the "Offering") of 12,000,000 shares of Lexmark Common Stock (the "Registered Shares"); and

         WHEREAS, the Company desires to purchase from C&D Fund IV, and C&D Fund IV desires to sell to the Company, certain of the C&D Fund IV Shares.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and on the terms and subject to the conditions set forth herein, the parties hereto, each representing to the others that its execution, delivery and performance of this Agreement has been fully and duly authorized, agree as follows:

                                    ARTICLE I
                              DEFINITIONS AND TERMS
                              ---------------------

         Section 1.1 Specific Definitions.
                     --------------------   As used in this Agreement, the
following terms shall have the meanings set forth below:

                  "Business Day":
                  ---------------
                                  any day other than a Saturday, a Sunday or a
                  day on which banks in New York City are authorized or obligated by law or executive order to close.

                  "Closing":
                  ----------
                              the closing of the Offering and of the other
                  transactions contemplated by this Agreement to close simultaneously therewith.

                  "Closing Date":
                  ---------------
                                  the date on which the Closing occurs.
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                  "Governmental Entity":
                  ----------------------
                                          any supranational, national, federal,
                  state or local judicial, legislative, executive or regulatory authority.

                  "Selling Stockholders":
                  -----------------------
                                          the stockholders of the Company
                  participating in the Offering.

         Section 1.2 Other  Terms.
                     ------------ Other terms are defined elsewhere in this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

                                   ARTICLE II
                                 PURCHASE SHARES
                                 ---------------

         Section 2.1 Purchase and Sale of Purchase Shares. -------------------------------------- On the terms and subject to the conditions set forth herein, at the Closing, C&D Fund IV agrees to sell and transfer to the Company, and the Company agrees to purchase from C&D Fund IV, 3,000,000 shares (the "Purchase Shares") of Lexmark Common Stock, at a purchase price per share equal to the lesser of (x) $34.8125 (the closing price of Lexmark Common Stock on October 20, 1997, the date the Company issued its earnings press release), and (y) the per share proceeds to the Selling
Stockholders for the Registered Shares sold in the Offering (the "Purchase Price"). The Purchase Shares shall not be purchased or sold pursuant to this Agreement unless the Offering is consummated.

         Section 2.2 Closing;  Delivery and Payment.
                     ------------------------------  (a) The Closing shall take place at such time and place in New York City simultaneously with the closing of the Offering as C&D Fund IV and the Company shall agree.

         (b) On the Closing Date, C&D Fund IV shall deliver to the Company certificates representing the Purchase Shares duly endorsed and in form for transfer to the Company, and the Company shall pay to C&D Fund IV the Purchase Price for the Purchase Shares in immediately available funds to an account designated by C&D Fund IV not less than two Business Days prior to the Closing.

                                  ARTICLES III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 3.1 By the Parties.
                     -------------- C&D Fund IV represents and warrants as to itself to the Company, and the Company represents and warrants as to itself to C&D Fund IV, as follows:

                  (a) It has duly obtained all necessary authority for the execution, delivery and performance of this Agreement by it; it has duly executed and delivered this Agreement; and this Agreement is a valid and legally binding agreement, enforceable against it in accordance with its terms, assuming the due execution and delivery by the other party.

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

                  (b) The performance of this Agreement by it will not violate or conflict with any law, regulation, order or agreement, or in the case of the Company, its certificate of incorporation or by-laws, and such party is not required to obtain any governmental approvals or third party consents to enter into and perform its obligations pursuant to this Agreement. Such execution and performance does not and will not constitute a default under any agreement or obligation binding on it or result in the forfeiture or loss of any rights or assets by it except as specifically provided for in this Agreement.

         Section 3.2 By C&D Fund IV.
                     -------------- C&D Fund IV represents and warrants to the Company that it owns the Purchase Shares, beneficially and of record, free and clear of any liens, charges or encumbrances and that upon delivery of such Purchase Shares and payment therefore pursuant hereto good and valid title to such Purchase Shares will pass to the Company (assuming that the Company is without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of New York (the "Code") and is otherwise a bona fide purchaser for the purposes of the Code and that the Company's rights are not limited by subsection (4) of Section 8-302 of the Code).

                                   ARTICLE IV
                              CONDITIONS TO CLOSING
                              ---------------------

         Section 4.1  Conditions  to  Closing.
                      -----------------------   The  obligations  of the parties
hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver) of the following conditions:

                  (a) No Injunctions.
                      -------------- There shall not be in effect any statute, regulation, order, decree or judgment of any Governmental Entity which makes illegal or enjoins or prevents in any material respect the consummation of the transactions contemplated by this Agreement.

                  (b)  Representations.
                       --------------- As to any party to this Agreement, all representations made to such party in Article III hereof shall be true and correct in all material respects at and as of the Closing Date, and such party shall have received a certificate of a senior officer of each party making such representations to that effect.

                  (c)  Closing  of  the  Offering.
                       --------------------------  As  to  any  party  to  this
         Agreement, all agreements made by another party or parties for the benefit of such party and to be performed at or before the Closing shall have been duly performed in all material respects or waived, and the Closing shall have occurred.


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



                                    ARTICLE V
                                   TERMINATION
                                   -----------

         Section 5.1 Termination.
                     ----------- This Agreement may be terminated at any time prior to the Closing:

                  (a) by written agreement of C&D Fund IV and the Company;

                  (b) either by C&D Fund IV or by the Company, by written notice of such termination to the other, if the Closing of the Offering shall not have occurred on or prior to November 14, 1997;

                  (c) either by C&D Fund IV or by the Company if any court of competent jurisdiction or other competent Governmental Entity shall have by statute, rule, regulation, order, decree or injunction or other action permanently restrained, enjoined or otherwise prohibited any of the transactions contemplated by this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

         Section  6.1  Notices.
                       ------- All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered registered or certified mail, return receipt requested, or by a national courier service, if sent by facsimile transmission, provided that the facsimile transmission is promptly confirmed by telephone confirmation thereof, or on the third day after posting in the United States postage prepaid if sent by registered or certified mail, return receipt requested, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

                  To the Company:

                           Vincent J. Cole, Esq.
                           Vice President and General Counsel
                           Lexmark International Group, Inc.
                           740 New Circle Road
                           Lexington, Kentucky  40511-1876
                           Tel:  (606) 232-2700
                           Fax:  (606) 232-3128


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




                  To C&D Fund IV:

                           The Clayton & Dubilier Private Equity Fund IV Limited Partnership
                           c/o Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue
                           New York, New York  10152
                           Attention:  Donald J. Gogel
                           Tel:  (212) 407-5240
                           Fax:  (212) 407-5252

         Section 6.2 Amendment;  Waiver.
                     ------------------ Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by C&D Fund IV and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and, except as otherwise provided herein, shall not be exclusive of any rights or remedies provided by law.

         Section 6.3  Assignment.
                      ---------- No party to this Agreement may assign any of its rights or obligations under this Agreement without the consent of each other party hereto, except that C&D Fund IV may make such assignments with notice to the Company but without the need for the Company's consent to one or more holders of Lexmark Common Stock participating in the Offering provided that such holder agrees in writing to become a party to and be bound by this Agreement and to make such representations and warranties with respect to itself as are made by C&D Fund IV in Article III hereof.

         Section  6.4  Entire  Agreement.
                       ----------------- This Agreement contains the entire agreement among the parties thereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, among them with respect to such matters, and any written agreement of the parties that expressly provides that it is not superseded by this Agreement.

         Section  6.5 Parties in  Interest.
                      -------------------- This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than C&D Fund IV or the Company, and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.


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

         Section 6.6 Governing  Law;  Submission to  Jurisdiction;  Selection of
                     -----------------------------------------------------------
Forum.
----- THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, whether in tort or contract or at law or in equity, exclusively in the United States District Court for the Southern District Court for the Southern District of New York or the Supreme Court of the state of New York for the county of New York, and solely in connection with claims arising under this Agreement or the transactions contained in or contemplated by this Agreement (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with section 5.1 of this Agreement.

         Section 6.7 Counterparts.
                     ------------ This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.


                                                 LEXMARK INTERNATIONAL
                                                     GROUP, INC.


                                                  By  /s/ David L. Goodnight
                                                      ------------------------
                                                         David L. Goodnight
                                                         Corporate Controller


                                                  THE CLAYTON & DUBILIER PRIVATE
                                                     EQUITY FUND IV LIMITED
                                                     PARTNERSHIP

                                                  By:  Clayton & Dubilier
                                                           Associates IV Limited
                                                           Partnership,
                                                           Its General Partner

                                                       By /s/ Donald J. Gogel
                                                          --------------------
                                                           Donald J. Gogel
                                                           General Partner


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